Exhibit 99.2

0:00 Welcome to the Q2 2026 Amesite shareholder update.

0:05 My name is Ann Marie Sastry.

0:08 I am the CEO and founder of Amesite Inc.

0:11 NASDAQ: AMST.

0:12, today we’ll be talking about some of our product successes, revenue successes, and plans for growth.

0:19 On background, my degrees are in all in engineering, so I’m the nerd on the call, undergraduate Delaware, PhD Cornell.

0:27 After I finished my doctorate, I went off and coded on the big ray at Sandia National Labs where I was a multi physics computational scientist.

0:34, from there I was recruited to the University of Michigan where I served on the faculty for 17 years.

0:40 I was the turnout professor of mechanical, biomedical, and material science and engineering and at Michigan I started two large research centers, one in bioscience and one in electric vehicles.

0:51 I also started a large global graduate program called Energy Systems Engineering, and then started a company.

0:57 the company became quite successful.

0:59 The team set a world record for energy density in a battery cell.

1:02, the world kind of came calling.

1:05 Scientific American covered our news.

1:07 We had an offer of acquisition which we accepted for $90 million.

1:10 we had 15 people on staff, so it was a great day for the team, our investors, everyone.

1:15 Then I worked at the acquirer for 2.5 years and then talked to the team men and left to start this business.

1:22 We started Amesite to bring AI to people in meaningful ways.

1:26 We started off in the academic sector for those of you who’ve been following the story.

1:30 And last year we enacted a very significant pivot, which I’ll talk about today and some of the results of that.

1:37 I’m proud of what the team accomplished in the academic segment, raising retention rates from 60%, as is typical in online learning to over 98%.

1:47 We generated some revenues, but the reality was we weren’t generating revenues from universities fast enough, so we decided to enter the healthcare space with a product called NurseMagic™ and

1:59 With no further a due, reading the forward looking statements in.

2:09 We’ll start by showing a quick video about NurseMagic™ and Enterprise and what it does.

2:14 NurseMagic™ Enterprise targets post acute care, and I’ll be making some comments today on why that matters for US healthcare.

2:22 Every post acute care agency has the same problem.

2:25 Documentation drains your time, energy and focus.

2:29 NurseMagic™ Enterprise is HIPAA compliant, AI powered and built to knock documentation out in seconds, not minutes or hours.

2:38 So you can add patience, not paperwork, for individual and team documentation.

2:44 NurseMagic™ Enterprise handles it all, and yes, it integrates with your EMR.

2:49 NurseMagic™ gives you the tools you need to build your business.

2:56 Documentation drains time from your staff and margin from your business.

3:00 Denials, compliance risks, and audit prep.

3:03 That’s when it gets really expensive.

3:06 So why are you wasting so much time on your documentation?

3:11 Nobody loves suffering.

3:12 NurseMagic™ Enterprise leverages all of your patient data to bring a typical documentation task down from 20 minutes to 20 seconds.

3:20 With NurseMagic™ Enterprise, your staff just speak in an initial assessment and the note is built for them.

3:26 Leveraging data from admissions and other notes, and queuing them for information on elements that are important.

3:33 The best part, you turn chaos into control for any post-acute setting, like hospice, home health, skilled nursing and senior living.

3:44 Are your managers spending hours and hours each week correcting subpar documentation and chasing your staff to complete it?

3:51 With NurseMagic™ Enterprise’s smart documentation, your team gets automated suggestions that use patient data to improve documentation.

3:59 Summaries for each patient based on notes from the whole team.

4:03 Check.

4:05 Pre-drafted contributions to care team meetings like IDT that require simple review, editing and sign off.

4:11 Check.

4:12 Integration of data on patient medications, diagnoses, and other contexts so your team’s notes are informed at the start.

4:20 Check.

4:20 NurseMagic™ Enterprises smart documentation takes your operations to the next level intelligent, integrated, and built to scale.

4:31 NurseMagic™ Enterprise shifts your entire operation into high gear.

4:35 If you want to win this race, NurseMagic™ Enterprise gives you the analytics, automation, and visibility to pull ahead.

4:42 You need the right tools for your team so you can cut documentation time by 90%, drive accountability, and turbocharge every workflow.

4:52 This isn’t just a better way to chart, it’s how you win in a competitive market.

4:58 NurseMagic™ Enterprise integrates with your EMR too, to enable you to see your documentation anywhere you want.

5:05 In 3 steps, your data is accessible where you need it, compliantly and instantly.

5:11 You give us access, we scope the integration, and we go live.

5:15 So you can win with higher margins, fewer audits and scalable growth.

5:22 It’s time to better manage or grow your senses without growing your staff.

5:26 Get faster documentation, better protection, and real-time results.

5:32 See it in action.

5:33 Book your NurseMagic™ Enterprise demo today.

5:35 Grow your census, not your staff, with NurseMagic™ Enterprise.

5:39 So that video outlines some of the capabilities of NurseMagic™ both for individual users and for enterprise users.

5:48 These milestones reflect the tech technical innovations that we’ve rolled out successively since concepting the product last year up until the present time.

5:58 Key milestones, we began work on this product in February of 2024 and announced our beta very quickly thereafter in April.

6:06 We announced business pilots, very quickly after that in September 2024, and we’re generating revenue from those in the fall.

6:15 then we announced revenue increases, so if you track our revenue, this was the period of the pivot, this was the nadir.

6:23 And then we turned the nose cone up.

6:25 So if you’ll notice every one of these reporting periods has a steeper slope.

6:32 Most recently we’ve announced another very significant quarter on quarter increase in revenue growth of nearly 70%.

6:40 So we’re very pleased with the way that revenue is growing and our product plans reflect amplifying that with our product offerings.

6:50 Our testimonials, it’s fair to say, have been excellent.

6:53 B2B users are telling us, first off, thank you for building this for us, which is really gratifying.

7:00 they’re talking about transformative change on staff, transformative change in documentation.

7:06 As you saw on the video, NurseMagic™ writes your documentation for you, and documentation burns about 40% of practitioner time, cuts documentation time with NurseMagic™ by about 95%.

7:17, favorite quote, we recently rolled out NurseMagic™.

7:21 You dictate your notes and it turns a 30 minute narrative into 5 minutes.

7:24 It’s amazing.

7:25 our positive testimonials have grown.

7:28 The app is available in Google Play and in the Apple App Store, and we receive very high reviews, in the mobile stores and also on the web.

7:38 Our public visibility on the B2C sales also boosts B2B sales.

7:44 The platform itself is reliable, trusted, and secure.

7:48 It needs HIPAA requirements.

7:49 We have 24/7 automated threat monitoring.

7:52 We secure electronic protected health information.

7:54 We have strict access to controls and to the data, and our infrastructure enables entry into all healthcare segments.

8:05 On boarding the platform importantly is very simple.

8:08 Gone are the days of a six week transition to a new platform, that in the current climate we feel is a deal killer.

8:16 Instead, B2C users can buy the access to the platform seamlessly.

8:22 On mobile or web, when they sign up, they get a 7 day free trial, which automatically subscribes after the first month.

8:29 that makes it easy to both try the app and to convert customers.

8:33 And on the B2B side, a demo leads immediately to a purchase online via Stripe.

8:39 Enterprises can onboard in days rather than weeks or months.

8:4 3The user friendliness of the platform means that there are no long learning cycles.

8:48 Instead, it’s very intuitive and people start using it right away.

8:53 The enterprise solution also enables owners and administrators to manage access and use directly, cutting the investment needed for customer success.

9:05 Our brand reach, it’s fair to say, has grown impressively since rolling out the product.

9:11 We post vigorously in social channels and also provide blogs.

9:16 We have nearly 50,000 followers since conceiving of the product last year, and we’ve reached a million plus accounts in the last 90 days with multiple viral posts.

9:27 Our social experience has given.

9:30 Incredible insight as to what care providers and health providers really need.

9:36 The comments have enabled us to design a B2C product which has given us great insight in designing the B2B product so that we know when we sell the B2B product that the employees will actually like using it, and that is exactly what happens.

9:55 On the B2B side, which is the greatest potential for high revenue profitability for us, we’re targeting over 6.4 million workers and 38 million US patients in the post acute segments shown here.

10:11 So home care, home health, hospice, skilled nursing, and senior living.

10:17 The reason we’re targeting post acute care, it is the fastest growing in health care.

10:23 Acute care settings are incredibly expensive, and with the need to bring healthcare costs under control, post-acute is an obvious way to do that, to be able to deliver more health services in post acute settings.

10:39 And these settings are very well populated, as I mentioned, with over 38 million US patients and 6.4 million workers across these segments.

10:49 these segments are also growing due to demographics, aging populations, increasing chronic disease as we age, and so there’s an ever increasing pressure on post acute to grow.

11:02 We’re helping deliver more efficient US health care by making delivery of those health care services more efficient using artificial intelligence, leveraging data to make every successive data point entered into the platform put to work for practitioners and business owners.

11:20 We solve the pain of high cost and low efficiency to enable post-acute providers to grow efficiently.

11:29 Some of the needs treating more patients in post acute settings is essential.

11:33 The US is the highest cost among all of our peer nations, and the cost of healthcare is growing at double the rate of inflation.

11:43 The solution is already happening.

11:45 Post acute is growing at an over 8% kegger versus 6% in acute care.

11:51 Another need to automate administration and back office functions with NurseMagic™ AI.

11:56 The way we achieve that is by using cross functional AI so that there are pathways to automate and improve every process using data entered for any function, and I’ll be going through some of those functions in just a few minutes.

12:08 Finally, there’s a need to continuously improve efficiency and patient care by leveraging data with NurseMagic™ AI.

12:15 The way we do that is by using every data point entered to improve downstream task efficiency.

12:24 We are fast becoming an EMR, so we rolled out as a documentation solution in order to provide immediate value and to learn, to learn how to bring efficiency to the number one task on people’s hate list and also the number one consumer of healthcare workers’ time.

12:43 We rolled out customer management tools very shortly after rolling out our enterprise product in December of last year.

12:51 And then we rolled out very simple methods for onboarding and managing care recipients, enterprise reporting in the spring, documentation of care services in the summer, government reporting forms, including the HOPE form, which is a requirement by by CMS for hospice care, for example, and then management of care services rolled out this month in October, October of 2025.

13:17 We have new services rolling out on a methodical cadence.

13:21 We’re taking a process driven approach to becoming an EMR, including providing billing of care services, targeting delivery, in November of 2025, and two new, we feel major capabilities to be announced in December of this year and January of next year.

13:40 Overall, we’ve systematically rolled out innovations to deliver the first AI powered post acute care EMR.

13:49 It is important to us to deliver this with efficiency and excellence because we are first in space.

13:54 Our best in class architecture supports rapid development and delivery.

13:58 We roll out 5 to 15 new capabilities each week.

14:02 And all of our features are available across all of the platforms that we support, including iOS, Google Play, and the web, and we are compliant and secure across all segments.

14:16 How do we get profitable?

14:18 as you saw, our milestones have shown that our revenues have increased and increased in the slope has increased also quarter on quarter.

14:27 We’ve methodically rolled out products, gained access to segments, and generated more revenue quarter on quarter.

14:35 if you look at this table, I won’t read every piece of it, but notice that from Q4 2025, we are on a June 30.

14:42 July 1 reporter, we changed the ratio of our B2C and B2B product when we rolled out Enterprise and some new capabilities there to be heavier on the B2B side, which we believe gives us a much stronger MRR and we also have increased the product capabilities moving to NurseMagic™ Enterprise, which includes some of the modules that I showed you on the prior slide.

15:06, all the way to targeting delivery of an EMR in Q2 of 2026.

15:13 From a segment perspective, our target is to win senior living, users in this quarter in Q2 2026, and also to close our first EMR full EMR customer.

15:26 So rather than selling only for documentation to be able to support the entire business’s functionality on the NurseMagic™ platform so that we’re able to deliver the best value by tying together all of the data and using AI to enable these businesses to make smarter, faster decisions.

15:46 We believe that we will be profitable.

15:49 With fewer than 10,000 total B2C plus B2B users, we think that that is a very tractable hill to climb.

15:57 Our current average B2B pipeline deal sits at around 600 users, so we’ve not only built our usership and revenue, we’ve also built and increased the deal size in our pipeline.

16:09 We expect that by becoming an EMR we and being able to serve multi-location businesses, we have a greater potential to increase our revenue even faster.

16:24 From a finance perspective this is reflected in our filings we have simultaneously increased our revenue and cut our operating costs.

16:32 The reason is because we have built the backbone of our platform we have tested it.

16:37 We have pressure tested it, and we’re continuing to develop.

16:41, methodically on that, so you’ll notice that, we are, our spend is a bit lumpy due to insurance and other public company expenses which we have controlled, but overall we’ve cut our operating expenses quite dramatically even as we work hard to make these two numbers beat.

17:01 Some investment information we have reported as of September 30, 2025, nearly a million or 2 million cash on hand, zero debt, nearly a year of estimated burn, 4.6 million shares outstanding, about 2.7 million in total revenue since inception of the company, and a reasonably tight float of 3.2 million shares.

17:24 We’re building revenue both B2B and B2C.

17:27 Our recognition is growing with social followings.

17:30 We have good liquidity and it’s important to note zero debt.

17:33 I’ll also point out that in a fundraiser we did in January of 2025, I put in a million dollars of my own funds and we had board members Jo join for another, over a quarter million dollars of a $3 million raise, so we have both high conviction and ability to support the company.

17:54 Our team has ample experience we believe in an award winning culture.

17:59 We’ve won 19 earned Workplace excellence awards, 8 of them national.

18:03 We have over 50 years of collective experience in engineering, 9 years of collective experience in marketing, 23 in sales, and 33 in finance.

18:14 Our board is comprised of seasoned and sophisticated investors and executives including George Palmer, who’s built businesses across the US, including home building, Mike Losch, who is the former CFO of General Motors, Barbie Brewer who ran talent at Netflix, and Gil Ullman, who was the first and, former CEO of the entire Michigan health system in addition to many other recognitions and honors.

18:38 So we’re very proud to have this very sophisticated board of directors as well.

18:44 Who are all invested in the company.

18:47 I should add, so in closing the investment highlights, we have been featured in the media, including Squawk Box, Mornings with Maria and some other outlets.

18:58 We’ve proven that we can deliver a platform.

19:00 We did that in the academic sector, we pivoted to healthcare and proved that.

19:04 We could generate more revenue there.

19:06 We’re closing enterprise deals in a very large and growing industry that needs to grow, in fact as a national imperative, and we expect rapid increase in revenue with B2B sales in a hungry market.

19:20 So with that I’d like to thank you for your attention and thank you for following our story, and you’re welcome to reach out to us at ir@amesite.com with any questions you may have.

19:29 Thank you again.